NORTH VALLEY BANCORP

                     DIRECTORS' DEFERRED COMPENSATION PLAN





                            Effective April 1, 1995


                                                                  Exhibit 10(ee)

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

ARTICLE I--PURPOSE .........................................................   1

ARTICLE II--DEFINITIONS ....................................................   1

  2.1 Account ..............................................................   1
  2.2 Actuarial Equivalent .................................................   1
  2.3 Beneficiary ..........................................................   1
  2.4 Board ................................................................   1
  2.5 Change in Control ....................................................   1
  2.6 Committee ............................................................   2
  2.7 Compensation .........................................................   2
  2.8 Deferral Commitment ..................................................   2
  2.9 Deferral Period ......................................................   2
  2.10 Determination Date ..................................................   2
  2.11 Elective Deferred Compensation ......................................   2
  2.12 Employer ............................................................   3
  2.13 Financial Hardship ..................................................   3
  2.14 Interest Rate .......................................................   3
  2.15 Participant .........................................................   3
  2.16 Participation Agreement .............................................   3
  2.17 Plan Benefit ........................................................   3

ARTICLE III--PARTICIPATION AND DEFERRAL COMMITMENTS ........................   3

  3.1 Eligibility and Participation ........................................   3
  3.2 Form of Deferral; Minimum Deferral ...................................   4
  3.3 Limitation on Deferral ...............................................   4
  3.4 Modification of Deferral Commitment ..................................   4

ARTICLE IV--DEFERRED COMPENSATION ACCOUNT ..................................   4

  4.1 Accounts .............................................................   4
  4.2 Elective Deferred Compensation .......................................   4
  4.3 Employer Discretionary Contributions .................................   5
  4.4 Interest .............................................................   5
  4.5 Determination of Accounts ............................................   5
  4.6 Vesting of Accounts ..................................................   5
  4.7 Statement of Accounts ................................................   5

                                                                             (i)

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

ARTICLE V--PLAN BENEFITS ..................................................    6

 5.1 Plan Benefit .........................................................    6
 5.2 Death Benefit ........................................................    6
 5.3 Early Withdrawal Option ..............................................    6
 5.4 Hardship Distributions ...............................................    6
 5.5 Accelerated Distribution .............................................    7
 5.6 Form of Benefit Payment ..............................................    7
 5.7 Withholding; Payroll Taxes ...........................................    7
 5.8 Commencement of Payments .............................................    7
 5.9 Full Payment of Benefits .............................................    8
 5.10 Payment to Guardian .................................................    8
 5.11 Suicide; Misrepresentation ..........................................    8

ARTICLE VI--BENEFICIARY DESIGNATION .......................................    8

 6.1 Beneficiary Designation ..............................................    8
 6.2 Changing Beneficiary .................................................    8
 6.3 Change in Marital Status .............................................    9
 6.4 No Beneficiary Designation ...........................................    9

ARTICLE VII--ADMINISTRATION ...............................................    9

 7.1 Committee; Duties ....................................................    9
 7.2 Agents ...............................................................   10
 7.3 Binding Effect of Decisions ..........................................   10
 7.4 Indemnity of Committee ...............................................   10
 7.5 Election of Committee After Change in Control ........................   10

ARTICLE VIII--CLAIMS PROCEDURE ............................................   10

 8.1 Claim ................................................................   10
 8.2 Denial of Claim ......................................................   10
 8.3 Review of Claim ......................................................   11
 8.4 Final Decision .......................................................   11

ARTICLE IX--AMENDMENT AND TERMINATION OF PLAN .............................   11

  9.1 Amendment ...........................................................   11
  9.2 Employer's Right to Terminate .......................................   11

                                                                            (ii)

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

ARTICLE X--MISCELLANEOUS ..................................................   12

  10.1 Unfunded Plan ......................................................   12
  10.2 Unsecured General Creditor .........................................   12
  !0.3 Trust Fund .........................................................   12
  10.4 Nonassignability ...................................................   13
  10.5 Not a Contract of Employment .......................................   13
  10.6 Protective Provisions ..............................................   13
  10.7 Terms ..............................................................   13
  10.8 Captions ...........................................................   13
  10.9 Governing Law ......................................................   13
  10.10 Validity ..........................................................   13
  10.11 Notice ............................................................   14
  10.12 Successors ........................................................   14

                                                                           (iii)

                              NORTH VALLEY BANCORP

                     DIRECTORS' DEFERRED COMPENSATION PLAN

                               ARTICLE I--PURPOSE

        The purpose of this Deferred Compensation Plan for Directors (the "Plan") is to provide current tax planning opportunities as well as supplemental funds for retirement or death for directors of North Valley Bancorp ("Bank"). It is intended that the Plan will aid in retaining and attracting directors of exceptional ability by providing them with these benefits. This Plan will be effective as of April 1, 1995.

                            ARTICLE II--DEFINITIONS

        For the purposes of this Plan, the following terms shall have the meanings indicated, unless the context clearly indicates otherwise:

2.1     Account

        "Account" means the Account as maintained by the Employer in accordance with Article IV with respect to any deferral of Compensation pursuant to this Plan. A Participant's Account shall be utilized solely as a device for the determination and measurement of the amounts to be paid to the Participant pursuant to the Plan. A Participant's Account shall not constitute or be treated as a trust fund of any kind.

2.2     Actuarial Equivalent

        "Actuarial Equivalent" means equivalence in value between two (2) or more forms and/or times of payment based on a determination by an actuary chosen by the Bank, using sound actuarial assumptions at the time of such determination.

2.3     Beneficiary

        "Beneficiary" means the person, persons or entity entitled under Article VI to receive any Plan benefits payable after a Participant's death.

2.4     Board

        "Board" means the Board of Directors of the Employer.

2.5     Change in Control

        A "Change in Control" shall occur:

            (a) Upon North Valley Bancorp's knowledge that any person (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended) is or becomes "the beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indi-

PAGE 1 - DIRECTORS' DEFERRED COMPENSATION PLAN rectly, of North Valley Bancorp's shares representing forty percent (40%) or more of the combined voting power of the then outstanding securities; or

            (b) Upon the approval by the stockholders of North Valley Bancorp of a merger or consolidation (other than a merger or consolidation in which North Valley Bancorp is the surviving corporation and which does not result in any reclassification or reorganization of North Valley Bancorp's then outstanding securities), a sale or disposition of all or substantially all of North Valley Bancorp's assets or a plan of liquidation or dissolution of North Valley Bancorp; or

            (c) If, during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors of North Valley Bancorp cease for any reason to constitute at least a majority thereof, unless the election or nomination for the election by the stockholders of North Valley Bancorp of each new director was approved by a vote of at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of the period.

2.6     Committee

        "Committee" means the Administrative Committee appointed to administer the Plan pursuant to Article VII.

2.7     Compensation

        "Compensation" means the retainer, meeting and Committee chairmanship fees paid to Participant by the Employer during the calendar year with respect to duties performed as a member of the Board before reduction for any amounts deferred pursuant to this Plan. Compensation does not include expense reimbursements, any form of noncash compensation or benefits.

2.8    Deferral Commitment

        "Deferral Commitment" means an election to defer Compensation made by a Participant pursuant to Article III and for which a separate Participation Agreement has been submitted by the Participant to the Committee.

2.9     Deferral Period

        "Deferral Period" means the period over which a Participant has elected to defer a portion of his Compensation. Each calendar year shall be a separate Deferral Period, provided that the Deferral Period may be modified pursuant to paragraph 3.4.

2.10    Determination Date

        "Determination Date" means the last day of each calendar month.

2.11    Elective Deferred Compensation

        The amount of Compensation that a Participant elects to defer pursuant to a Deferral Commitment.

PAGE 2 - DIRECTORS' DEFERRED COMPENSATION PLAN

2.12    Employer

        "Employer" means North Valley Bancorp, North Valley Bank, and any affiliated or subsidiary corporation designated by the Board of North Valley Bancorp or any successors to the business thereof.

2.13    Financial Hardship

        "Financial Hardship" means an immediate and heavy financial need of the Participant, determined by the Committee on the basis of information supplied by the Participant in accordance with the standards set forth in the applicable treasury regulations promulgated under Section 40l(k) of the Internal Revenue Code, or such other standards as are, from time to time, established by the Committee.

2.14 Interest Rate

        "Interest Rate" means, with respect to any calendar month, the monthly equivalent of three (3) percentage points greater than the annual yield of the Moody's Average Corporate Bond Yield Index for the preceding calendar month as published by Moody's Investor Service, Inc. (or any successor thereto) or, if such index is no longer published, a substantially similar index selected by the Board.

2.15 Participant

        "Participant"   means  any  individual  who  is   participating  or  has
participated in this Plan as provided in Article III.

2.16    Participation Agreement

        "Participation Agreement" means the agreement submitted by a Participant to the Committee prior to the beginning of the Deferral Period, with respect to the Deferral Commitment made for such Deferral Period.

2.17    Plan Benefit

        "Plan Benefit" means the benefit payable to a Participant as calculated in Article V.

              ARTICLE III--PARTICIPATION AND DEFERRAL COMMITMENTS

3.1     Eligibility and Participation

            (a) Eligibility. Eligibility to participate in the Plan shall be limited to directors of the Employer.

            (b) Participation. A director may elect to participate in the Plan with respect to any Deferral Period by submitting a Participation Agreement to the Committee by December 15 of the calendar year immediately preceding the Deferral Period.

PAGE 3 - DIRECTORS' DEFERRED COMPENSATION PLAN

            (c) Part-Year Participation. In the event that a director first becomes eligible to participate during a Deferral Period, a Participation Agreement must be submitted to the Committee no later than thirty (30) days following notification of the director of eligibility to participate, and such Participation Agreement shall be effective only with regard to Compensation earned or payable following the submission of the Participation Agreement to the Committee.

3.2     Form of Deferral; Minimum Deferral

            (a) Deferral Commitment. A Participant may elect in the Participation Agreement to defer any portion of his Compensation for the calendar year following the calendar year in which the Participation Agreement is submitted. The amount to be deferred shall be stated as a percentage and must not be less than two thousand four hundred dollars ($2,400) during the Deferral Period.

            (b) Participants Entering at Mid-Year. In the event a director enters this Plan at any time other than January 1 of any calendar year, he or she must defer at least two hundred dollars ($200) times the number of months remaining in the Deferral Period.

3.3     Limitation on Deferral

        A Participant may defer up to one hundred percent (100%) of the Participant's Compensation. However, the Committee may impose a different maximum deferral amount or increase the minimum deferral amount under paragraph
3.2 from time to time by giving written notice to all Participants, provided, however, that no such changes may affect a Deferral Commitment made prior to the Committee's action.

3.4     Modification of Deferral Commitment

        Deferral Commitment shall be irrevocable except that the Committee may permit a Participant to reduce the amount to be deferred, or waive the remainder of the Deferral Commitment upon a finding that the Participant has suffered a Financial Hardship.

                   ARTICLE IV--DEFERRED COMPENSATION ACCOUNT

4.1     Accounts

        For record keeping purposes only, an Account shall be maintained for each Participant. Separate subaccounts shall be maintained to the extent necessary to properly reflect the Participant's total vested Account balance. For each Participant the initial Account balance shall be equal to the Account balance, if any, immediately preceding the effective date of this Plan, under the North Valley Bancorp Executive Deferred Compensation Plan.

4.2     Elective Deferred Compensation

        A Participant's Elective Deferred Compensation shall be credited to the Participant's Account as the corresponding nondeferred portion of the Compensation becomes or would have become payable. Any withholding of taxes or other amounts with respect to deferred Compensation that is re-

PAGE 4 - DIRECTORS' DEFERRED COMPENSATION PLAN quired by state, federal or local law shall be withheld from the Participant's nondeferred Compensation to the maximum extent possible with any excess being withheld from the Participant's Account.

4.3     Employer Discretionary Contributions

        Employer may make Discretionary Contributions to Participants' Accounts. Discretionary Contributions shall be credited at such times and in such amounts as the Board in its sole discretion shall determine. The amount of the Discretionary Contributions shall be evidenced in a special Participation Agreement approved by the Board.

4.4     Interest

        The Accounts shall be credited monthly with interest earned based on the Interest Rate specified in Section 2.14. Interest earned shall be calculated as of each Determination Date based upon the average daily balance of the Account since the preceding Determination Date and shall be credited to the Participant's Account at that time.

4.5     Determination of Accounts

        Each Participant's Account as of each Determination Date shall consist of the balance of the Participant's Account as of the immediately preceding Determination Date, plus the Participant's Elective Deferred Compensation credited and any Employer Discretionary Contributions and any interest earned, minus the amount of any distributions made since the immediately preceding Determination Date.

4.6     Vesting of Accounts

        Each Participant shall be vested in the amounts credited to such Participant's Account and earnings thereon as follows:

            (a) Amounts Deferred. A Participant shall be one hundred percent (100%) vested at all times in the amount of Compensation elected to be deferred under this Plan and Interest thereon, except as provided for in
        Section 3.7.

            (b) Employer Discretionary Contributions. Employer Discretionary Contributions and Interest thereon shall be vested as set forth in the special Participation Agreement.

4.7     Statement of Accounts

        The Committee shall submit to each Participant, within one hundred twenty (120) days after the close of each calendar year and at such other time as determined by the Committee, a statement setting forth the balance to the credit of the Account maintained for a Participant.

PAGE 5 - DIRECTORS' DEFERRED COMPENSATION PLAN

                            ARTICLE V--PLAN BENEFITS

5.1     Plan Benefit

        If a Participant terminates service on the Board, for any reason other than death, the Employer shall pay a Plan Benefit equal to the Participant's Account, as determined in accordance with Article IV.

5.2     Death Benefit

        Upon the death of a Participant, the Employer shall pay to the Participant's Beneficiary an amount determined as follows:

            (a) If the Participant dies after termination of service with the Employer, the remaining unpaid balance of the Participant's Account, shall be paid in the same form that payments were being made prior to the Participant's death.

            (b) If the Participant dies prior to termination of service with the Employer, the amount payable shall be the Participant's Account balance.

5.3     Early Withdrawal Option

        Participants shall be permitted to elect to withdraw amounts from their Account subject to the following restrictions:

            (a) Timing of Election to Withdraw. The election to make an Early Withdrawal must be made at the same time the Participant enters into a Participation Agreement for a Deferral Commitment.

            (b) Amount of Withdrawal. The amount which a Participant can elect to withdraw with respect of any Deferral Commitment shall be limited to fifty percent (50%) or one hundred percent (100%) of the amount of such Deferral Commitment, excluding any Interest or Employer Discretionary Contributions.

            (c) Timing of Early Withdrawals. The amount elected to be withdrawn shall be paid in a single lump sum at the time elected by the Participant in his Participation Agreement wherein he elected the Early Withdrawal Option. In no event shall such a withdrawal commence prior to seven (7) years following the end of the Deferral Period in which the Participant elected the Early Withdrawal Option.

        Amounts paid to a Participant pursuant to the Section 5.3 shall be treated as distributions from the Participant's Account.

5.4     Hardship Distributions

        Upon a finding that a Participant has suffered a Financial Hardship, the Committee may, in its sole discretion, make distributions from the Participant's Account prior to the time specified for payment of benefits under the Plan. The amount of such distribution shall be limited to the amount reasonably necessary to meet the Participant's requirements during the Financial Hardship.

PAGE 6 - DIRECTORS' DEFERRED COMPENSATION PLAN

5.5     Accelerated Distribution

        Notwithstanding any other provision of the Plan, at any time after a Change in Control or at any time following termination of service on the Board, a Participant shall be entitled to receive, upon written request to the Committee, a lump sum distribution equal to ninety percent (90%) of the vested Account balance as of the Determination Date.

5.6     Form of Benefit Payment

        All Plan Benefits other than Early Withdrawals, Accelerated Distribution, and Hardship Distributions shall be paid in the form of the Basic Benefit provided below, unless the Committee, in its sole discretion, selects an alternative form. Any form requested by the Participant or a Beneficiary shall be considered by the Committee, but shall not be binding. The basic and alternative methods of payment are as follows:

            (a) Basic Form of Benefit Payment. Equal monthly installments of the Account amortized over a period of sixty (60) months.

            (b) Alternative Forms of Benefit Payment.

                (i) Equal monthly  installments of the Account  amortized over a period of one hundred twenty (120) months.

                (ii) Equal monthly  installments of the Account amortized over a period of one hundred eighty (180) months.

                (iii) A single sum amount which is equal to the Account balance.

                (iv) Any other method which is the  Actuarial  Equivalent of the
            Participant's Account balance.

            (c) Interest on Unpaid Balance. The Interest on the unpaid balance of an Account under paragraphs (a), (b)(i) or (b)(ii) above shall be equal to the average Interest rate on the Account over the thirty-six
        (36) months immediately preceding the commencement of benefit payments.

5.7     Withholding; Payroll Taxes

        The Employer shall withhold from payments made hereunder any taxes required to be withheld from such payments under federal, state or local law. However, a Beneficiary may elect not to have withholding for federal income tax pursuant to Section 3405(a)(2) of Internal Revenue Code, or any successor provision thereto.

5.8     Commencement of Payments

        Payment shall commence on the day selected by the Participant in the Participation Agreement, at the discretion of the Committee, but not later than sixty (60) days after the end of the month in which the Participant terminates employment with the Employer, or service on the Board. All payments shall be made as of the first day of the month.

PAGE 7 - DIRECTORS' DEFERRED COMPENSATION PLAN

5.9     Full Payment of Benefits

        Notwithstanding any other provision of this Plan, all benefits shall be paid no later than one hundred eighty (180) months following the Participant's age sixty-five (65) or termination of service, whichever is later.

5.10    Payment to Guardian

        If a Plan benefit is payable to a minor or a person declared incompetent or to a person incapable of handling the disposition of his property, the Committee may direct payment of such Plan Benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or person. The Committee may require proof of incompetency, minority, incapacity or guardianship as it may deem appropriate prior to distribution of the Plan benefit. Such distribution shall completely discharge the Committee from all liability with respect to the benefit.

5.11    Suicide; Misrepresentation

        Notwithstanding any other provisions of this Plan, no benefit in excess of the Participant's Account balance shall be paid to a Beneficiary if the Participant's death occurs as a result of suicide during the twenty-four (24) successive calendar months beginning with the calendar month following the commencement of an individual's participation in the Plan. Similarly, no benefit in excess of the Participant's Account balance shall be paid if death occurs within the twenty-four (24) successive calendar months following commencement of an individual's participation in the Plan if the Participant has made a material misrepresentation in any form or document provided by the Participant to or for the benefit of the Employer.

                      ARTICLE VI--BENEFICIARY DESIGNATION

6.1     Beneficiary Designation

        Each Participant shall have the right, at any time, to designate one (1) or more persons or an entity as Beneficiary (both primary as well as secondary) to whom benefits under this Plan shall be paid in the event of Participant's death prior to complete distribution of the Participant's Account. Each Beneficiary designation shall be in a written form prescribed by the Committee and will be effective only when filed with the Committee during the
Participant's lifetime. Designation by a married Participant of a Beneficiary other than the Participant's spouse shall not be effective without spousal execution of a written consent that acknowledges the effect of the designation, unless such consent cannot be obtained because the spouse cannot be located.

6.2     Changing Beneficiary

        Any Beneficiary designation may be changed by an unmarried Participant without the consent of the previously named Beneficiary by the filing of a new designation with the Committee. A married Participant's Beneficiary designation may be changed with the consent of the Participant's spouse as provided for in
Section 6.1 by the filing of a new designation with the Committee. The filing of a new designation shall cancel all designations previously filed.

PAGE 8 - DIRECTORS' DEFERRED COMPENSATION PLAN

6.3     Change in Marital Status

        If the Participant's marital status changes after the Participant has designated a Beneficiary, the following shall apply:

            (a) If the Participant is married at death but was unmarried when the designation was made, the designation shall be void unless the spouse has consented to it in the manner prescribed above.

            (b) If the Participant is unmarried at death but was married when the designation was made:

                (i) The  designation  shall be void if the  spouse  was named as
            Beneficiary.

                (ii)  The   designation   shall  remain  valid  if  a  nonspouse
            beneficiary was named.

            (c) If the Participant was married when the designation was made and is married to a different spouse at death, the designation shall be void unless the new spouse has consented to it in the manner prescribed above.

6.4     No Beneficiary Designation

        If any Participant fails to designate a Beneficiary in the manner provided above, or if the Beneficiary designated by a deceased Participant dies before the Participant or before complete distribution of the Participant's benefits, the Participant's Beneficiary shall be the person in the first of the following classes in which there is a survivor:

            (a) The surviving spouse;

            (b) The Participant's children, except that if any of the children predeceases the Participant but leave issue surviving, then such issue shall take by right of representation the share the parent would have taken if living;

            (c) The Participant's estate.

                          ARTICLE VII--ADMINISTRATION

7.1     Committee; Duties

        This Plan shall be administered by an Administrative Committee, which shall consist of not less than three (3) persons appointed by the Chairman of the Board except after a Change in Control as provided in 7.5. The Committee shall have the authority to make, amend, interpret and enforce all appropriate rules and regulations for the administration of the Plan and decide or resolve any and all questions, including interpretations of the Plan, as may arise in such administration. A majority vote of the Committee members shall control any decision. Members of the Committee may be Participants under this Plan.

PAGE 9 - DIRECTORS' DEFERRED COMPENSATION PLAN

7.2     Agents

        The Committee may, from time to time, employ agents and delegate to them such administrative duties as it sees fit, and may from time to time consult with counsel who may be counsel to the Company.

7.3     Binding Effect of Decisions

        The decision or action of the Committee in respect of any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

7.4     Indemnity of Committee

        The Company shall indemnify and hold harmless the members of the Committee against any and all claims, loss, damage, expense or liability arising from any action or failure to act with respect to this Plan on account of such person's service on the Committee, except in the case of gross negligence or willful misconduct.

7.5     Election of Committee After Change in Control

        After a Change in Control, vacancies on the Committee shall be filled by majority vote of the remaining Committee members and Committee members may be removed only by such a vote. If no Committee members remain, a new Committee shall be elected by majority vote of the Participants in the Plan immediately preceding such Change in Control. No amendment shall be made to Article VII or other Plan provisions regarding Committee authority with respect to the Plan.

                         ARTICLE VIII--CLAIMS PROCEDURE

8.1     Claim

        Any person claiming a benefit, requesting an interpretation or ruling under the Plan, or requesting information under the Plan shall present the request in writing to the Committee, which shall respond in writing within thirty (30) days.

8.2     Denial of Claim

        If the claim or request is denied, the written notice of denial shall state:

            (a) The reasons for denial, with specific reference to the Plan provisions on which the denial is based.

            (b) A description of any additional material or information required and an explanation of why it is necessary.

            (c) An explanation of the Plan's claim review procedure.

PAGE 10 - DIRECTORS' DEFERRED COMPENSATION PLAN

8.3     Review of Claim

        Any person whose claim or request is denied or who has not received a response within thirty (30) days may request review by notice given in writing to the Committee. The claim or request shall be reviewed by the Committee who may, but shall not be required to, grant the claimant a hearing. On review, the claimant may have representation, examine pertinent documents, and submit issues and comments in writing.

8.4     Final Decision

        The decision on review shall normally be made within sixty (60) days. If an extension of time is required for a hearing or other specified circumstances, the claimant shall be notified and the time limit shall be one hundred twenty
(120) days. The decision shall be in writing and shall state the reasons and the relevant plan provisions. All decisions on review shall be final and bind all parties concerned.

                 ARTICLE IX--AMENDMENT AND TERMINATION OF PLAN

9.1     Amendment

        The Board may at any time amend the Plan by written instrument notice of which is given to all Participants and to Beneficiaries receiving installment payments, subject to the following:

            (a) Preservation of Account Balance. No amendment shall reduce the amount accrued in any Account to the date such notice of the amendment is given.

            (b) Changes in Earnings Rate. No amendment shall reduce the rate of Earnings to be credited, after the date of the amendment, to the amount already accrued in any Account and any deferred Compensation credited to the Account under Deferral Commitments already in effect on that date.

            (c) Election of Committee. After a Change in Control, no amendment shall eliminate or alter the right of Committee members and Participants to remove and elect members of the Committee as provided in 7.5, nor shall any amendment change any provision in the Committee's functions, powers or right indemnity by the Company without the Committee's consent.

9.2     Employer's Right to Terminate

        The Board may at any time partially or completely terminate the Plan if, in its judgement, the tax, accounting or other effects of the continuance of the Plan, or potential payments thereunder would not be in the best interests of Employer.

            (a) Partial Termination. The Board may partially terminate the Plan by instructing the Committee not to accept any additional Deferral Commitments. In the event of such a partial termination, the Plan shall continue to operate and be effective with regard to Deferral Commitments entered into prior to the effective date of such partial termination.

PAGE 11 - DIRECTORS' DEFERRED COMPENSATION PLAN

            (b) Complete Termination. The Board may completely terminate the Plan by instructing the Committee not to accept any additional Deferral Commitments, and by terminating all ongoing Deferral Commitments. In the event of complete termination, the Plan shall cease to operate and Employer shall pay out each Account. Payment shall be made as a lump sum or in equal monthly installments over the following period, based on the Account balance:

      Appropriate Account Balance                          Payout Period
      --------------------------------------------------------------------
      Less than $10,000                                       1 Year
      $10,000 but less than $50,000                           3 Years
      More than $50,000                                       5 Years
      ====================================================================

        Earnings at the appropriate rate shall continue to be credited on the unpaid balance in each Account.

                            ARTICLE X--MISCELLANEOUS

10.1    Unfunded Plan

        This Plan is intended to be an unfunded plan maintained primarily to provide deferred compensation benefits for a select group of "management or highly-compensated employees" within the meaning of Sections 201, 301 and 401 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and therefore to be exempt from the provisions of Parts 2, 3, and 4 of Title I of ERISA. Accordingly, the Plan shall terminate and no further benefits shall accrue hereunder in the event it is determined by a court of competent jurisdiction or by an opinion of counsel that the Plan constitutes an employee pension benefit plan within the meaning of Section 3(2) of ERISA which is not so exempt.

10.2    Unsecured General Creditor

        Except as provided in 10.3, Participants and Beneficiaries shall be unsecured general creditors as follows. They shall have no secured or preferential right to any assets of Employer or any other party for payment of benefits under this Plan. Any life insurance policies, annuity contracts or other property purchased by Employer for the purpose of generating the cash flow for benefit payments shall remain its general, unpledged and unrestricted assets. Employer's obligation under the Plan shall be an unfunded and unsecured promise to pay money in the future.

10.3    Trust Fund

        The Employer shall be responsible for the payment of all benefits provided under the Plan. At its discretion, the Employer may establish one (1) or more trusts, with such trustees as the Board may approve, for the purpose of providing for the payment of such benefits. Such trust or trusts may be irrevocable, but the assets thereof shall be subject to the claims of the Employer's creditors. To the extent any benefits provided under the Plan are actually paid from any such trust, the Employer shall have no further obligation with respect thereto, but to the extent not so paid, such benefits shall remain the obligation of, and shall be paid by, the Employer.


PAGE 12 - DIRECTORS' DEFERRED COMPENSATION PLAN

10.4    Nonassignability

        Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate or convey in advance of actual receipt the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are, expressly declared to be unassignable and nontransferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, nor be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency.

10.5    Not a Contract of Employment

        The terms and conditions of this Plan shall not be deemed to constitute a contract of employment between the Employer and the Participant, and the Participant (or his Beneficiary) shall have no rights against the Employer except as may otherwise be specifically provided herein.

10.6    Protective Provisions

        A Participant will cooperate with the Employer by furnishing any and all information requested by the Employer, in order to facilitate the payment of benefits hereunder, and by taking such physical examinations as the Employer may deem necessary and taking such other actions as may be requested by the Employer.

10.7    Terms

        Whenever any words are used herein the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and wherever any words are used herein in the singular or in the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

10.8    Captions

        The captions of the articles, sections, and paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

10.9    Governing Law

        The provisions of this Plan shall be construed, interpreted, and governed in all respects in accordance with applicable federal law and, to the extent not preempted by such federal law, in accordance with the laws of the State of California.

10.10   Validity

        In case any provision of this Plan shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal and invalid provision had never been inserted herein.

PAGE 13 - DIRECTORS' DEFERRED COMPENSATION PLAN

10.11   Notice

        Any notice or filing required or permitted to be given to the Committee under the Plan shall be sufficient if in writing and hand delivered, or sent by registered or certified mail, to any member of the Committee or the Secretary of the Employer. Such notice shall be deemed given as of the date of delivery or, if such delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

10.12   Successors

        The provisions of this Plan shall bind and inure to the benefit of the Employer and its successors and assigns. The term successors as used herein shall include any corporate or other business entity which shall, whether by merger, consolidation, purchase or otherwise acquire all or substantially all of the business and assets of North Valley Bancorp, and successors of any such corporation or other business entity.



                                                       NORTH VALLEY BANCORP

                                                   By: /s/ Rudy V. Balma
                                                       -------------------------
                                                       Chairman

                                                  By: /s/ J. M. Wells Jr.
                                                       -------------------------
                                                       Secretary

                                               Dated:  March 20, 1995
                                                       -------------------------

PAGE 14 - DIRECTORS' DEFERRED COMPENSATION PLAN